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                         Supplement Dated March 5, 2004
                                       To
                          Prospectus Dated May 1, 2003

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                   Preference Plus Select(R) Variable Annuity
                  Issued by Metropolitan Life Insurance Company

This Supplement updates the following information in the May 1, 2003 Prospectus:

The Fixed Account is not available to Deferred Annuities issued in Washington State with the optional Guaranteed Minimum Income Benefit. The State Street Research Money Market investment division is available instead of the Fixed Account. The Equity Generator(SM) and the Allocator(SM) automated investment strategies are not available in Deferred Annuities issued in Washington State with the optional Guaranteed Minimum Income Benefit. The Index Selector(SM) automated investment strategy utilizes the State Street Research Money Market investment division in lieu of the Fixed Account for Deferred Annuities issued in Washington State with the optional Guaranteed Minimum Income Benefit.

The Bonus Class is not available for purchase payments which consist of death proceeds from Traditional IRAs from direct transfers of annuities that are not issued by MetLife or its affiliates.